THE RODNEY SQUARE
                                    STRATEGIC
                                     EQUITY
                                      FUND







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                                   PROSPECTUS
                                FEBRUARY 23, 1998

                              TABLE OF CONTENTS



EXPENSE TABLE................................................................2

FINANCIAL HIGHLIGHTS.........................................................3

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIO....................................4

INVESTMENT OBJECTIVE AND POLICIES............................................5

INVESTMENT PRACTICES.........................................................6

RISK FACTORS.................................................................6

PURCHASE OF SHARES...........................................................7

SHAREHOLDER ACCOUNTS.........................................................8

REDEMPTION OF SHARES.........................................................9

EXCHANGE OF SHARES..........................................................10

HOW NET ASSET VALUE IS DETERMINED...........................................11

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES.............................11

PERFORMANCE INFORMATION.....................................................12

MANAGEMENT OF THE FUND......................................................12

DESCRIPTION OF THE FUND.....................................................13

                   THE RODNEY SQUARE STRATEGIC EQUITY FUND

                        LARGE CAP GROWTH EQUITY PORTFOLIO


  The Large Cap Growth Equity Portfolio (the "Portfolio") is a diversified series of The Rodney Square Strategic Equity Fund (the "Fund"), an open-end management investment company. The Portfolio seeks superior long-term growth of capital. It is designed to offer long-term investors, who are willing to assume the associated risks, the opportunity to participate in a professionally managed, diversified portfolio of large cap U.S. equity securities. The Portfolio's adviser, Wilmington Trust Company ("WTC" or "Adviser"), will seek to achieve the Portfolio's objective by causing the Portfolio to be as fully invested as is practical, in light of cash flows, in large cap U.S. equity securities that are judged by WTC to possess strong growth characteristics. The Portfolio currently offers one class of shares, and charges no sales load or Rule 12b-1 distribution fees to investors.


                                   PROSPECTUS

                               FEBRUARY 23, 1998


  This Prospectus concisely describes information about the Fund that you should know before investing. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information, dated February 23, 1998 containing additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated by reference herein. A copy of the Statement of Additional Information and the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc. ("RSD"), by calling the number below, by writing to RSD at the address noted on the back cover of this Prospectus, or by accessing the web site maintained by the SEC (http://www.sec.gov). RSD is a wholly owned subsidiary of WTC, a bank chartered in the state of Delaware.

--------------------------------------------------------------------------------
   FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
             o    NATIONWIDE......................(800) 336-9970
--------------------------------------------------------------------------------

  SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY OR ANY OTHER BANK, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLE

  SHAREHOLDER TRANSACTION COST*                          None



  ANNUAL PORTFOLIO OPERATING EXPENSES**
  (as a percentage of average net assets)
  Management Fee ...............................                  0.55%
  12b-1 Fee ....................................                  0.00%
  Other Expenses (after waivers and/or reimbursements)            0.20%
                                                                  -----

  Total Portfolio Operating Expenses  ..........                  0.75%
                                                                  =====

  EXAMPLE***
  You would pay the following expenses on a $1,000 investment in the Portfolio assuming (1) 5% annual return and (2) redemption at the end of each time period:



                    One Year   Three Years   Five Years   Ten Years
                    --------   -----------   ----------   ---------
                       $8          $24          $42         $93




* WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. See "Purchase of Shares" for additional information.


** Expenses are based on the  Portfolio's  fiscal year ended  December 31, 1997, adjusted to reflect the Portfolio's current advisory, administration, accounting services and transfer agency fees, termination of the Portfolio's Rule 12b-1 Plan, and WTC's undertaking to waive its fees or reimburse the Portfolio monthly to the extent that the expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets through April, 1999. Without waivers and/or reimbursements, Other Expenses and Total Portfolio Operating Expenses would be 0.22% and 0.77%, respectively, of the Portfolio's average daily net assets.


***The assumption in the Example of a 5% annual return is required by regulations of the SEC and applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Portfolio's projected or actual performance.


  The purpose of the preceding table is solely to assist shareholders and prospective investors in understanding the various expenses that investors in the Portfolio will bear directly or indirectly.



  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following table includes selected per share data and other performance information for the Portfolio throughout the following periods derived from the financial statements of the Fund. It should be read in conjunction with the Fund's financial statements and notes thereto, appearing in the Fund's Semi-Annual Report to Shareholders for the six-month period ended June 30, 1997, and the Fund's Annual Report dated December 31, 1996, which are incorporated by reference in the Statement of Additional Information. Effective February 23, 1998, WTC became the Adviser of the Portfolio. Prior to February 23, 1998, the Portfolio was managed by two different portfolio advisers who followed different investment styles and sought to achieve its objective by investing at least 65% of total assets in equity securities without regard to the market capitalization of the issuers of such securities.

                                                                                                                  FOR THE PERIOD
                           FOR THE SIX-MONTH                                                                      FEBRUARY 26, 1987
                             PERIOD ENDED                                                                          (COMMENCEMENT OF
                               JUNE 30,                                                                             OPERATIONS) TO
                                 1997                          FOR THE YEARS ENDED DECEMBER 31,                      DECEMBER 31,
                                 ----                          --------------------------------                      ------------


                             (UNAUDITED)   1996     1995    1994    1993      1992    1991      1990    1989    1988      1987
                             -----------   ----     ----    ----    ----      ----    ----      ----    ----    ----      ----

NET ASSET VALUE -
BEGINNING OF PERIOD..............$19.22    $17.41  $15.14  $16.39   $15.56  $15.68  $11.59    $12.62    $10.05  $8.37    $10.00
                                 ------    ------  ------  ------   ------  ------  ------    ------    ------  -----    ------

INVESTMENT OPERATIONS:
    Net investment income (loss)*.(0.09)    (0.15)  (0.10)  (0.03)   (0.03)   0.00    0.07      0.11      0.14   0.07      0.08
    Net realized and unrealized
    gain (loss) on investments....  3.26     4.37    4.38   (0.02)    2.29    0.92    4.71     (1.01)     2.58   1.68     (1.65)
                                    ----     ----    ----   -----     ----   -----   -----     -----      ----  -----    ------
           Total from investment
              operations .........  3.17     4.22    4.28   (0.05)    2.26    0.92    4.78     (0.90)     2.72   1.75    (1.57)
                                    ----     ----    ----   -----     ----   -----    ----    ------      ----   ----    -----
DISTRIBUTIONS:
    From net investment income ...  0.00     0.00    0.00    0.00     0.00    0.00   (0.07)    (0.12)    (0.15) (0.07)   (0.06)
    From net realized gain on
    investments ..................  0.00    (2.41)  (2.01)  (1.20)   (1.43)  (1.04)  (0.62)    (0.01)     0.00   0.00     0.00
                                    ----    ------ ------   -----    -----  ------  ------    ------      ----   ----     ----

           Total distributions .... 0.00    (2.41)  (2.01)  (1.20)   (1.43)  (1.04)  (0.69)    (0.13)    (0.15) (0.07)   (0.06)
                                    ----    ------ ------   -----    -----  ------  ------    ------    ------  -----    -----


NET ASSET VALUE - END OF PERIOD  .$22.39   $19.22  $17.41  $15.14   $16.39  $15.56  $15.68    $11.59    $12.62 $10.05    $8.37
                                  ======   ======  ======  ======   ======  ======  ======    ======    ====== ======    =====

TOTAL RETURN *** .................16.49%   24.25%   28.43%  (0.23)%  14.57%  5.95%   41.54%   (7.15)%    27.15% 20.94%  (15.78)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
    Expenses + ................... 1.40%**   1.43%   1.43%   1.38%    1.42%   1.46%   1.50%    1.74%      1.75%  1.75%    1.75%**
    Net investment income (loss) .(0.88)%** (0.78)% (0.53)% (0.17)%  (0.18)% (0.03)%  0.52%    0.94%      1.21%  0.77%    0.92%**
Portfolio turnover rate ..........33.61%**  34.84%  49.12%  37.05%   44.38%  37.79%  32.63%   38.18%     83.12% 57.55%   62.00%**
Average commission rate paid ++...$0.0591   $0.0630    --      --       --     --      --        --         --     --      --
Net assets at end of period
(000 omitted) ....................$85,986   $76,174  $66,311 $65,267 $66,091 $60,852 $56,648 $40,709    $39,571 $28,845  $24,169

* The net investment income per share for the year ended December 31, 1996 was calculated using average shares outstanding.

** Annualized.

*** The total return figures for the fiscal period ended December 31, 1987 and the six-month period ended June 30, 1997 have not been annualized.

+ Effective December 22, 1990, Rodney Square Management Corporation ("RSMC") agreed to waive its fee or bear any expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) that would cause the Portfolio's ratio of expenses to average daily net assets to exceed, on an annual basis, 1.50%. Prior to December 22, 1990, RSMC agreed to bear any expenses that would cause the Portfolio's ratio of expenses to average daily net assets to exceed, on an annual basis, 1.75%. The annualized expense ratio, had there been no reimbursement of expenses or fee waivers by RSMC, would have been 1.54%, 1.85%, 2.21% and 1.81% for the years ended December 31, 1991, 1989, 1988 and for the fiscal period ended December 31, 1987, respectively. For the six-month period ended June 30, 1997 and for the years ended December 31, 1996, 1995, 1994, 1993, 1992 and 1990, no reimbursement or fee waiver was necessary.

++ Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIO

   The  information  provided in this  section is  qualified  in its entirety by
reference  to  the  more  detailed  information   contained  elsewhere  in  this
Prospectus.


   WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?


   The Portfolio seeks superior long-term growth of capital. It is designed to offer long-term investors, who are willing to assume the associated risks, the opportunity to participate in a professionally managed, diversified portfolio of large cap U.S. equity (or related) securities. The Adviser will seek to achieve the Portfolio's objective by investing at least 85% of the Portfolio's total assets in large cap U.S. equity (or related) securities which are judged by the Adviser to possess strong growth characteristics. For these purposes, "superior" long-term growth of capital means that which would exceed the long-term growth of capital from an investment in the securities comprising the Russell 1000 Growth Index (assuming the reinvestment of dividends and capital gain distributions). The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index to determine their growth or value characteristics. Roughly 70% of the stocks are placed in either the Growth or the Value Index. The remaining stocks are placed in both the Growth and Value Indices with a weight proportional to their growth or value characteristics. The Russell 1000 Index is a passive index which includes the largest 1000 stocks in the U.S. as measured by market capitalization. On its annual rebalancing date of May 31, 1997 the smallest stock in the index had a market cap of approximately $1.1 billion.


   WHAT ARE THE RISKS TO CONSIDER BEFORE INVESTING?

   Investment in the Portfolio represents an investment in securities with fluctuating market prices. As market prices fluctuate, the net asset value of an investor's holdings will also fluctuate and, at the time of redemption, may be more or less than the purchase price. The Portfolio may engage in certain options and futures transactions. Such transactions may involve certain risks, increase costs and diminish investment performance. (See "Investment Practices" and "Risk Factors").

   HOW CAN YOU BENEFIT BY INVESTING IN THE PORTFOLIO RATHER THAN BY INVESTING DIRECTLY IN THE SECURITIES IN WHICH IT INVESTS?

   Investing in the Portfolio offers several key benefits:


   FIRST: The Portfolio offers a way to keep money invested in a portfolio of securities professionally managed by an investment adviser and, at the same time, to maintain daily liquidity. The Portfolio also offers a way for investors to diversify their investment portfolio by investing in a pooled fund of large cap U.S. equity securities.

   SECOND: Investors in the Portfolio need not become involved with the detailed bookkeeping and operating procedures normally associated with direct investment in these securities. Of course, the proceeds to you upon redemption may be more or less than the cost of your shares. There are no minimum periods for investment, and no fees will be charged upon redemption. Additionally, you may exchange all or a portion of your Portfolio shares for shares of any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares").

   WHO IS THE INVESTMENT ADVISER?


   WTC, a wholly owned subsidiary of Wilmington Trust Corporation, is the Investment Adviser. (See "Management of the Fund").


   WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT?

   PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, accounting and transfer agency services for the Fund. RSMC, a wholly owned subsidiary of WTC, provides corporate secretarial services for the Fund. (See "Management of the Fund").


   Who is the distributor?


   RSD,   another  wholly  owned   subsidiary  of  WTC,  serves  as  the  Fund's
Distributor. (See "Management of the Fund").


   HOW DO YOU PURCHASE SHARES OF THE PORTFOLIO?


   The Portfolio is designed as an investment vehicle for individual investors, corporations and other institutional investors. Shares may be purchased at their net asset value next determined after a purchase order is received by the Transfer Agent and accepted by RSD as described below. There is no sales load. The minimum initial investment is $1,000, but additional investments may be made in any amount.


   Shares of the Portfolio are offered on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. Shares may also be purchased directly by wire or by mail. (See "Purchase of Shares").


   The Fund and RSD reserve the right to reject new account applications and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.


   Please contact RSD or your Service Organization or call the number listed below, for further information about the Portfolio or for assistance in opening an account.

--------------------------------------------------------------------------------
            o    NATIONWIDE .........................  (800) 336-9970
--------------------------------------------------------------------------------

   HOW DO YOU REDEEM SHARES OF THE PORTFOLIO?


   If you purchased shares of the Portfolio through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or mail. There is no fee charged upon redemption. (See "Redemption of Shares").

   HOW ARE DIVIDENDS AND OTHER DISTRIBUTIONS PAID?


   Distributions of net investment income and net capital gain, if any, are made annually, shortly before or after the end of the Fund's fiscal year (December
31). Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Capital Gain Distributions and Taxes").


   ARE EXCHANGE PRIVILEGES AVAILABLE?


   You may exchange all or a portion of your Portfolio shares for shares any of the other funds in the Rodney Square complex, subject to certain conditions. (See "Exchange of Shares").


INVESTMENT OBJECTIVE AND POLICIES

   The Portfolio's objective is to seek superior long-term growth of capital. At all times, at least 85% of the Portfolio's total assets will be invested in the following equity (or related) securities:

     o common stock of U.S. corporations with a market capitalization at time of purchase equal to or greater than that of the smallest issue in the Russell 1000 Index and which are judged by the Adviser to possess strong growth characteristics;


     o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of such issuers;

     o   options on indexes of the common stocks of such issuers; and

     o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stocks of such issuers, and options upon such futures contracts.



INVESTMENT PRACTICES

   As described in more detail in the Statement of Additional Information, the Portfolio may engage in the following investment practices:


   OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Portfolio may purchase call options on securities that the Adviser intends to include in the Portfolio in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolio may purchase put options to hedge against a decline in the market value of securities held in the Portfolio or in an attempt to enhance return. The Portfolio may write (sell) put and covered call options on securities in which it is authorized to invest. The Portfolio may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 85% of the total assets of the Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.


   FUTURES AND RELATED OPTIONS. The Portfolio may write (sell) or purchase certain financial futures contracts and/or options thereon for non-trading purposes in order to: hedge various pertinent market risks; establish a position in the futures or related options markets as a temporary substitute for purchasing or selling particular securities; and/or maintain liquidity while simulating full investment in the securities or index underlying such futures or options. Of the 85% of the total assets of the Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in futures contracts or options relating to such contracts.


   ADDITIONAL INVESTMENT PRACTICES. With respect to not more than 15% of the Portfolio's total assets, the Adviser may hold cash and cash equivalents including high-quality money market instruments and/or money market funds in order to manage cash flow in the Portfolio. Such securities may include U.S. Government Obligations (including obligations issued by U.S. Government agencies and instrumentalities), mortgage pass-through certificates and repurchase agreements with respect to any security in which it is authorized to invest.


   PORTFOLIO TURNOVER. The frequency of portfolio transactions and the Portfolio's turnover rate will vary from year to year depending on market conditions. Due to changes in its investment adviser and investment policies, the Portfolio expects to experience a higher than normal portfolio turnover rate for its fiscal year ending December 31, 1998. The higher rate will be due to the replacement of securities held by the Portfolio that do not satisfy the current large capitalization investment parameters of the Portfolio. Due to this increased rate of turnover, the Portfolio is likely to incur the cost of additional brokerage commissions, and investors are likely to receive an increased amount of capital gains than have been received in prior years. (See "Dividends, Capital Gain Distributions and Taxes").

   OTHER INFORMATION. As a matter of fundamental policy, the Portfolio may also borrow money for temporary or emergency purposes, in an aggregate amount not exceeding 10% of its total assets. Additionally, as a matter of non-fundamental policy, the Portfolio will not purchase securities while borrowings in excess of 5% of the Portfolio's total assets are outstanding.

   The Portfolio is subject to certain fundamental investment policies that, like the Portfolio's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. All investment policies stated within this Prospectus are, unless otherwise indicated, non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. Further fundamental and non-fundamental investment policies of the Portfolio are described in the Statement of Additional Information.


RISK FACTORS


GROWTH-ORIENTED INVESTING; NO TEMPORARY DEFENSIVE INVESTMENT POLICY. Because the Portfolio will be invested in growth-oriented companies, the volatility of the Portfolio may be higher than that of the U.S. equity market as a whole. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company, and pay out less to shareholders in the form of current dividends. As a result, equity investors tend to receive most of their return in the form of capital appreciation. This makes growth company securities more volatile than the market as a whole. In addition, unlike many other mutual funds, the Portfolio does not reserve authority to depart from its primary investment policy, even during declining markets, to temporarily pursue defensive investment policies in an effort to preserve its capital. The Portfolio will instead adhere to its policy of investing not less than 85% of its total assets in large cap U.S. equity (or related) securities, during both good and bad stock market conditions. Investors should carefully consider the risk of capital losses that may flow from this policy should adverse market conditions arise and persist in the future, in determining whether to invest, or remain invested, in the Portfolio.

   DEBT SECURITIES. The Portfolio's investment in debt securities will be subject to credit risk and the inverse relationship between market prices and interest rates; that is, when interest rates rise, the prices of such securities tend to fall and, conversely, when interest rates fall, the prices of such securities tend to rise.

   The Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or, if unrated, determined by the Adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to the Portfolio's purchase of the security, the Adviser will determine whether it is in the best interests of the Portfolio to retain the security.


   OPTIONS AND FUTURES. The use of options and futures involves certain investment risks and transaction costs. These risks include: dependence on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of options, futures contracts or related options and movements in the price of the security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and related options are different from those needed to select the securities in which the Portfolio invests; and lack of assurance that a liquid secondary market will exist for any particular option, futures contract or related option at any particular time.


PURCHASE OF SHARES


   HOW TO PURCHASE SHARES. Portfolio shares are offered on a continuous basis by RSD at their net asset value next determined after a purchase order is received by the Transfer Agent and accepted by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

   BY MAIL. You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Strategic Equity Fund, along with a completed Application (included at the end of this Prospectus) to The Rodney Square Strategic Equity Fund, c/o the Transfer Agent, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o the Transfer Agent, 1105 N. Market Street, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled, and you will be responsible for any losses or fees incurred in that transaction.


   BY WIRE. You may purchase shares by wiring federal funds. To advise the Fund of the wire and, if making an initial purchase, to obtain an account number, you must telephone the Transfer Agent at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to the Transfer Agent, c/o Wilmington Trust Company, Wilmington, DE-ABA# 0311-0009-2, attention: The Rodney Square Strategic Equity Fund, DDA# 2610-605-2, further credit-your account number, and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to the Transfer Agent at the address stated above under "By Mail."


   INDIVIDUAL RETIREMENT ACCOUNTS. Portfolio shares may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PNC Bank, N.A. ("PNC") makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, PNC receives an annual fee of $10.00 per account, which fee is paid directly to PNC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.


   AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, the Transfer Agent, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call the Transfer Agent at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

   ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to the minimum initial investment requirement. The Fund and RSD each reserve the right to reject any purchase order and may suspend the offering of shares of the Portfolio for a period of time.


   Purchase orders received by the Transfer Agent and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the Exchange. (See "How Net Asset Value is Determined"). Purchase orders received by the Transfer Agent and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day of the Fund. A "Business Day of the Fund" is any day on which the Exchange, the Transfer Agent and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.


   It is the responsibility of WTC or the Service Organization involved to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

SHAREHOLDER ACCOUNTS

   PFPC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of the Portfolio rounded to the nearest 1/1000th of a share.

   In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account.

   Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more before the account is closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

REDEMPTION OF SHARES

   Shareholders may redeem their shares by mail or by telephone as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name and your account number.

   BY MAIL. Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an institution acceptable to the Fund's Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. The written instructions should be mailed to: The Rodney Square Strategic Equity Fund, c/o the Transfer Agent, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Equity Fund, c/o the Transfer Agent, 1105 N. Market Street, Wilmington, DE 19801. The redemption order should indicate the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.


   BY TELEPHONE. Shareholders who prefer to redeem their shares by telephone must elect to apply in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus) which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Transfer Agent by telephone, you may make a redemption request by mail.

   ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value next calculated after the Transfer Agent has received your redemption request. (See "How Net Asset Value Is Determined"). The Fund imposes no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.

   Amounts redeemed are normally mailed or wired on the next Business Day of the Fund after receipt and acceptance of redemption instructions (if received by RSMC before the close of regular trading on the Exchange), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

   Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to
change  the  account  designated  to  receive  redemption   proceeds  should  be
accompanied by a guarantee of the shareholder's signature by an eligible institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

   For more information on redemptions, contact the Transfer Agent or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.


   SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call the Transfer Agent at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at the close of regular trading on the Exchange on or about the 25th day of the month. If you expect to purchase additional Portfolio shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. This service is generally not available for WTC trust account clients, since a similar service is provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

EXCHANGE OF SHARES

   EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your Portfolio shares for shares of the other funds in the Rodney Square complex that currently offer their shares to investors. The other Rodney Square funds are:

   THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

      U.S. GOVERNMENT PORTFOLIO, which invests in U.S. Government obligations and repurchase agreements involving such obligations.

      MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

   THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

      THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND, consisting of the following portfolios:

      THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

      THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

   A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by the Transfer Agent of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter. The net asset values per share of the Rodney Square Fund portfolios and the Tax-Exempt Fund are determined at 12:00 noon, Eastern time, on each Business Day of the Fund. The net asset values per share of the Portfolio and the Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day.


   Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

   To obtain prospectuses of the other Rodney Square funds, contact RSD. To obtain more information about exchanges or to place exchange orders, contact the Transfer Agent or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification when required by SEC rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.


HOW NET ASSET VALUE IS DETERMINED

   PFPC determines the net asset value per share of the Portfolio as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day of the Fund. The net asset value per share of the Portfolio is calculated by dividing the total current market value of all of the Portfolio's assets, less all its liabilities, by the total number of the Portfolio's shares outstanding. If any securities do not have a readily available current market value, they will be valued in good faith by or under the direction of the Fund's Board of Trustees.


DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

   DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends from the Portfolio's net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized by the Portfolio, after deducting any available capital loss carryovers, are paid to its shareholders annually shortly before or after the end of the Portfolio's fiscal year (December 31). An additional distribution may be made each year if necessary to avoid the payment of a federal excise tax. Each dividend is payable to shareholders who redeem, but not to shareholders who purchase, Portfolio shares on the ex-dividend date. Dividends and capital gain distributions paid by the Portfolio are automatically reinvested in additional Portfolio shares on the payment date at the net asset value on the ex-dividend date. Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form contained with this Prospectus.

   TAXES. The Portfolio intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of federal income tax on the portion of its investment company taxable income (generally consisting of net investment income plus net short-term capital gain) and net capital gain that is distributed to its shareholders.


  In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (eligible in part for the dividends-received deduction in the case of corporations, subject to certain conditions). Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains"). A second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Portfolio as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Portfolio. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Portfolio's dividends from investment income to the extent derived by dividends received by the Portfolio from domestic corporations, provided the Portfolio and the shareholder each meet the relevant holding period requirements.

  A statement detailing the Federal income tax status of all distributions made during a taxable year will be sent to shareholders of record no later than January 31 of the following year. Shareholders must furnish to the Fund a certified taxpayer identification number ("TIN"). The Fund is required to withhold 31% from reportable payments including ordinary income dividends, capital gains distributions, and redemptions occurring in accounts where the shareholder has failed to furnish a certified TIN and has not certified that such withholding does not apply. Any shareholders who are non-resident alien individuals, or foreign corporations, partnerships, trusts or estates, may be subject to different Federal income tax treatment.

   A redemption of Portfolio shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Portfolio shares for shares of any other fund in the Rodney Square complex. (See "Exchange of Shares").

   The foregoing is only a summary of some important federal income tax considerations generally affecting the Portfolio and its shareholders; a further discussion appears in the Statement of Additional Information. In addition to these considerations, which are applicable to any investment in the Portfolio, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.


PERFORMANCE INFORMATION

   From time to time, quotations of the Portfolio's average annual total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return will show percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000 assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of the Portfolio. Standardized Return assumes that all dividends and capital gain distributions are reinvested in additional shares of the Portfolio.

   In addition, the Portfolio may advertise other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of a cumulative percentage rate of return, an average annual percentage rate of return, actual year-by-year rates or any combination thereof.

   The Portfolio's Return (Standardized and Non-Standardized) is increased to the extent that WTC has waived all or a portion of its advisory fee, or reimbursed all or a portion of the Portfolio's operating expenses. Returns (Standardized and Non-Standardized) are based on historical performance of the Portfolio, show the performance of a hypothetical investment and are not intended to indicate future performance.


MANAGEMENT OF THE FUND

   The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolio and its shareholders.


   INVESTMENT ADVISER OF THE PORTFOLIO. WTC, a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank-holding company, is the Investment Adviser of the Portfolio. WTC has overall responsibilities for assets under management, provides overall investment strategies and programs for the Portfolio, monitors and evaluates portfolio performance and manages short-term investments for the Portfolio. Under an Advisory Agreement with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of the Portfolio in accordance with its investment objective, policies and limitations.


   Under the Advisory Agreement, the Portfolio pays a monthly advisory fee to WTC at the annual rate of 0.55% of the average daily net assets of the Portfolio. WTC has agreed to waive its fee or reimburse the Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets through April 1, 1999.

   In addition to serving as Adviser for the Portfolio, WTC is engaged in a variety of investment advisory activities, including the management of collective pools. A team led by E. Matthew Brown, Vice President, is responsible for the day-to-day management of the Portfolio. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996, and as Investment Division Manager for Delaware Trust Capital Management from 1990 through 1993.


   ADMINISTRATIVE   AND  ACCOUNTING   SERVICES.   Under  an  Administrative  and
Accounting Services Agreement with the Fund, PFPC, 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative services for the Portfolios including preparing shareholder reports, assisting WTC in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Portfolio. PFPC also performs accounting services for the Portfolio including determining the net asset value per share of the Portfolio.

   For the services provided under the Administration and Accounting Services Agreement, the Fund pays PFPC an annual fee equal to the amount derived from the following schedule: 0.10% of the Portfolio's first $1 billion of average daily net assets; 0.075% of the Portfolio's next $500 million of average daily net assets; 0.05% of the Portfolio's next $500 million of average daily net assets; and 0.035% of the Portfolio's average daily assets in excess of $2 billion. In addition, any related out-of-pocket expenses incurred by PFPC in the provision of services to the Portfolio are borne by the Portfolio.


   Under a Fund Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolio including supplying office facilities, non-investment related statistical and research data and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.


   TRANSFER AGENT AND DIVIDEND PAYING AGENT. PFPC also serves as Transfer Agent and Dividend Paying Agent to the Portfolio.


   CUSTODIAN AND SUB-CUSTODIAN. WTC serves as Custodian of the Portfolio's assets and PNC serves as Sub-Custodian of the Portfolio's assets. For its custody services, the Fund pays WTC an annual fee based on the average daily net assets of the Portfolio as follows: $0.25 per $1,000 on the first $50 million, $0.20 per $1,000 on the next $50 million, and $0.15 per $1,000 over $100 million, plus $15 per purchase, sale or maturity of a portfolio security. WTC (not the Fund) pays PNC for sub-custodial services. Any related out-of-pocket expenses incurred in the provision of custodial services to the Portfolio are borne by the Portfolio.


   DISTRIBUTION AGREEMENT. Pursuant to a Distribution Agreement with the Fund, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials for the Portfolios, enters into agreements with broker-dealers to sell shares of the Portfolios and , directly or through its affiliates, provides investor support services.

   BANKING LAWS. Banking laws restrict deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund, that WTC and its affiliates may perform the services contemplated by their respective Agreements with the Fund without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


DESCRIPTION OF THE FUND

   The Fund is an open-end, management investment company established as a Massachusetts business trust on August 19, 1986 by a Declaration of Trust. Prior to February 23, 1998, the name of the Fund was The Rodney Square Multi-Manager Fund and the name of the Portfolio was the Growth Portfolio.

   The Fund's capital consists of an unlimited number of shares of beneficial interest. The Trustees are empowered by the Declaration of Trust and the Bylaws to establish additional portfolios. Shares of the Portfolio entitle their holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. As of January 31, 1998, WTC owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 62.5% of the shares of the Portfolio and may be deemed to be a controlling person of the Portfolio under the 1940 Act.


   The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

[LOGO]
           the RODNEY SQUARE
               STRATEGIC EQUITY FUND
               LARGE CAP GROWTH EQUITY PORTFOLIO
APPLICATION & NEW ACCOUNT REGISTRATION


--------------------------------------------------------------------------------

INSTRUCTIONS:                                RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTION                  THE RODNEY SQUARE STRATEGIC EQUITY FUND
OR FOR ASSISTANCE                       C/O THE TRANSFER AGENT
IN COMPLETING THIS FORM                 P.O. BOX 8987
CALL (800)336-9970                      WILMINGTON, DE 19899-9752

--------------------------------------------------------------------------------
PORTFOLIO SELECTION ($1,000 MINIMUM)

       TOTAL AMOUNT TO BE INVESTED              $
                                                  ----------------------


----       By check. (Make payable to "The Rodney Square Strategic Equity Fund")
----       By wire. Call 1-800-336-9970 for Instruction.

ACCOUNT REGISTRATION-JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR, USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.


1.  Individual         ---------------------      ---------       --------------------------            ---------------------------
                              First Name              MI                   Last Name                        Customer Tax ID No.*

2.  Joint Tenancy**    ---------------------      ---------       --------------------------            ---------------------------
                              First Name              MI                   Last Name                        Customer Tax ID No.*

                                                                                                                        Uniform
                                                                                                                     Gifts/Transfers
3.  Gifts to Minors+                                                                               under the           to Minors Act
                         ---------------------------------------------  --------------------------           ---------
                                              Minor's Name                   Customer Tax ID No.*                  State

4.  Other Registration   -----------------------------------------------------                           --------------------------
                                                                                                           Customer Tax ID No.*

5.  If Trust, Date of Trust Instrument: -------------------------------------------------------------------------------------------

6.  -------------------------------------------------------------
                          Your Occupation

7. -------------------------------------------------------------           --------------------------------------------------------
                            Employer's Name                                                      Employer's Address


* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed; (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.
**  "Joint Tenants with Rights of Survivorship" unless otherwise specified.
+   Regulated by the state's Uniform Gift/Transfers to Minors Act.

--------------------------------------------------------------------------------
ADDRESS OF RECORD


--------------------------------------------------------------------------------
               Street

--------------------------------------------------------------------------------
               City                       State                         Zip Code



DISTRIBUTION OPTIONS-IF THESE BOXES ARE NOT CHECKED ALL DISTRIBUTIONS WILL BE INVESTED IN ADDITIONAL SHARES.
                                 Pay Cash for:

                                           Income Dividends        Other


LARGE CAP GROWTH EQUITY PORTFOLIO              |_|                  |_|
--------------------------------------------------------------------------------

CHECK ANY OF THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION ABOUT A PARTICULAR PLAN OR SERVICES SENT TO YOU.

|_|AUTOMATIC INVESTMENT PLAN             |_| SYSTEMATIC WITHDRAWAL PLAN

                          |_| CHECK REDEMPTIONS

(Check redemptions services are generally not available for clients of WTC through their Trust or corporate cash management accounts; this service may also not be available for clients of Service Organizations.)

--------------------------------------------------------------------------------
CERTIFICATIONS AND SIGNATURE(S) - PLEASE SIGN EXACTLY AS REGISTERED UNDER "ACCOUNT REGISTRATION."
--------------------------------------------------------------------------------
      I have received and read the Prospectus for The Rodney Square Strategic Equity Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company or any other bank, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square Strategic Equity Fund have been duly adopted.

--------------------------------------------------------------------------------

      I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

|_|   Check here if you are subject to backup withholding.

Signature                                             Date
          -----------------------------------------         -------------------
Signature                                             Date
          -----------------------------------------         -------------------
Check one:  |_| Owner  |_| Trustee  |_| Custodian  |_| Other
                                                             ------------------

--------------------------------------------------------------------------------
IDENTIFICATION OF SERVICE ORGANIZATION

We authorize the Transfer Agent and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.


Service Organization Name and Code                               |_||_||_||_||_|
                                   -----------------------------

Branch Address and Code                                                |_||_||_|
                        ----------------------------------------
Representative or Other Employee Code                               |_||_||_||_|
                                      --------------------------
--------------------------------------------------------------------------------
Authorized Signature of
Service Organization                           Telephone (  )
                     -------------------------               -------------------

--------------------------------------------------------------------------------

[LOGO]
           the RODNEY SQUARE
               STRATEGIC EQUITY FUND
               LARGE CAP GROWTH EQUITY PORTFOLIO
APPLICATION FOR TELEPHONE REDEMPTION OPTION

--------------------------------------------------------------------------------


Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square Strategic Equity Fund account(s).
--------------------------------------------------------------------------------
ACCOUNT INFORMATION

  Portfolio Name(s):
                     -----------------------------------------------------------
  Fund Account Number(s):
                          ------------------------------------------------------
                          (Please provide if you are a current account holder:)
REGISTERED IN THE NAME(S) OF:
                              --------------------------------------------------
                              --------------------------------------------------
                              --------------------------------------------------
REGISTERED ADDRESS:
                              --------------------------------------------------

NOTE: If this form is not submitted together with the application, a coporate resolution must be included for accounts registered to other than an individual, a fiduciary or partnership.

--------------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS

    |_|  Add            |_| Change

CHECK ONE OR MORE.

    |_| Mail proceeds to my fund account address of record (must be $10,000 or less and address must be established for a minimum of 60 days)
    |_|  Mail proceeds to my bank
    |_|  Wire proceeds to my bank (minimum $1,000)
    |_|  All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures

--------------------------------------------------------------------------------
BANK INFORMATION -- PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS MAILED/WIRED TO YOUR BANK WAS SELECTED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.
      Name of Bank
                             --------------------------------------------------
      Bank Routing Transit #
                             --------------------------------------------------
      Bank Address
                             --------------------------------------------------
      City/State/Zip
                             --------------------------------------------------
      Bank Account Number
                             --------------------------------------------------
      Name(s) on Bank Account
                             --------------------------------------------------
--------------------------------------------------------------------------------
AUTHORIZATIONS
    By electing the telephone redemption option, I appoint the Transfer Agent my agent to redeem shares of any designated Rodney Square Fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. By granting this power, I understand that the Transfer Agent may be contacted, on my apparent behalf, by imposters. In view of this risk, I further understand and agree that the Transfer Agent plans to follow reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall include sending proceeds of telephone redemption requests only to my account address of record, or to the bank listed above. Proceeds in excess of $10,000 will be sent only to my predesignated bank. By signing below, I agree on behalf of myself, my successors and assigns, not to hold the Transfer Agent, any of its affiliates, or any Rodney Square Fund responsible for acting under the powers I have given the Transfer Agent, provided the aforementioned precautionary procedures are duly followed. I also agree that all account and registration information I have given will remain the same unless I instruct the Transfer Agent otherwise in writing, accompanied by a signature guarantee. If I want to terminate this agreement, I will give the Transfer Agent at least ten days notice in writing. If the Transfer Agent or the Rodney Square Funds want to terminate this agreement, they will give me at least ten days notice in writing.

    ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).



   -------------------------------      ---------------------------------------
    Signature of Individual Owner          Signature of Joint Owner (if any)


             ---------------------------------------------------------
                   Signature of Corporate Officer, Trustee or
                       other -- please include your title


You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. A Notary Public is not an acceptable guarantor. For more information on signature guarantees, see "Redemption of Shares" in the Prospectus.


                         SIGNATURE GUARANTEE(S) (stamp)

                                    TRUSTEES
                                  Eric Brucker
                                 Fred L. Buckner
                               Robert J. Christian
                                John J. Quindlen
                                  Nina M. Webb

                                  ------------


                                    OFFICERS
                         Robert J. Christian, President
                          Nina M. Webb, Vice President
                    John J. Kelly, Vice President & Treasurer
                         Carl M. Rizzo, Esq., Secretary
                    Diane J. Drake, Esq., Assistant Secretary
                     Mary Jane Maloney, Assistant Secretary
                      John C. McDonell, Assistant Treasurer
                      -------------------------------------



                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809

                              --------------------


                             INVESTMENT ADVISER AND
                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                            -------------------------


                                   DISTRIBUTOR
                        Rodney Square Distributors, Inc.
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                            -------------------------